Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                         The Montgomery Partners Series
                            (The Montgomery Funds II)

                    Supplement dated December 18, 1998 to the
              Prospectus for the Montgomery Global Long-Short Fund
                              (dated June 30, 1998)




On January 29, 1999, Class A shares of the Global Long-Short Fund will be renamed the Class R shares and will no longer be subject to a front-end load.

Also beginning January 29, 1999, the redemption fee for the newly named Class R shares will be increased to 2% for shares that are redeemed within the first year after purchase. Shares purchased before that date will continue to be subject to the current 1% redemption fee for shares redeemed within one year and that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC.